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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 29, 1999
                                                         -----------------


                         SODEXHO MARRIOTT SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            DELAWARE                    1-12188               52-0936594
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)


  9801 WASHINGTONIAN BOULEVARD, GAITHERSBURG, MARYLAND             20878
  ----------------------------------------------------         -------------
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (301) 987-4431
                                                           --------------





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ITEM 5.           OTHER EVENTS.
-------------------------------

         On December 28, 1999, Sodexho Marriott Services, Inc. comments on outlook for first quarter fiscal year 2000.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------------

(c)      The following exhibit is filed as part of this Form 8-K.

             Exhibit No.                       Description
         -------------------- -----------------------------------------------
                 99               Press release, dated December 28, 1999.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SODEXHO MARRIOTT SERVICES, INC.


Date:    December 29, 1999              By: /s/ ROBERT A. STERN
     ----------------------------          ----------------------------
                                            Robert A. Stern
                                            Senior Vice President and
                                              General Counsel



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INDEX TO EXHIBITS
-----------------


        Exhibit No.                             Description
----------------------------- -------------------------------------------------
             99 Press release issued December 28, 1999, relating to Sodexho Marriott Services, Inc. comments on outlook for first quarter fiscal year 2000.



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